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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): July 22, 2000

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                               PAMECO CORPORATION
               (Exact name of issuer as specified in its charter)

           Delaware                       001-12837                    51-0287654
 (State or Other Jurisdiction            (Commission                (I.R.S. Employer
      of Incorporation)                 File Number)               Identification No.)


                               1000 Center Place
                            Norcross, Georgia 30093
                    (Address of principal executive offices)

                                 (770) 798-0700
              (Registrant's telephone number, including area code)

         (Former name and former address, if changed since last report)

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ITEM 5. OTHER EVENTS

  On July 21, 2000 (the "Effective Time"), Pameco Corporation, a Georgia corporation ("Pameco Georgia"), merged with and into Pameco Acquisition
Corporation, a Delaware corporation ("Pameco Delaware") with Pameco Delaware being the surviving corporation. Pameco Delaware was incorporated on May 24, 2000 as a wholly-owned subsidiary of Pameco Georgia solely for the purpose of reincorporating Pameco Georgia under the laws of the State of Delaware.

  The reincorporation occurred pursuant to an Agreement and Plan of Merger dated June 21, 2000 entered into between Pameco Georgia and Pameco Delaware
("Merger Agreement"). In connection with the reincorporation and pursuant to the merger, the holders of the outstanding shares of Pameco Georgia Class A and Class B Common Stock will each receive one share of Pameco Delaware common stock for every three shares of Class A and Class B Common Stock held by them, resulting in a one-for-three reverse stock split and the elimination of the supervoting Class B Common Stock. All shares of Pameco Delaware common stock are entitled to one vote on all matters to be voted on by the holders of common stock. Additionally, the holders of Pameco Georgia Series A Preferred
Stock will be converted into a like number of shares of Pameco Delaware Series
A Preferred Stock having the same terms and conditions except that, in order to give effect to the one-for-three reverse stock split, the initial conversion price of the Pameco Delaware Series A Preferred Stock equaled three times the conversion price of the Pameco Georgia Series A Preferred Stock in effect at the time of the merger. Pursuant to the merger, the authorized capital stock was decreased from 65,000,000 shares to 25,000,000 shares, which now consists of 20,000,000 shares of Pameco Delaware common stock and 5,000,000 shares of preferred stock, as stated in Pameco Delaware's
Certificate of Incorporation. The company's symbol on the New York Stock
Exchange will remain "PCN".

  The common stock of Pameco Georgia was registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). Pursuant to Rule 12g-3(a) under the Exchange Act, the common stock of the surviving corporation is deemed to be registered under
Section 12(g) of the Exchange Act. This current report constitutes Pameco
Delaware's assumption of Pameco Georgia's filing obligations under Section 13 of the Exchange Act.

ITEM 7. EXHIBITS

  2   Agreement and Plan of Merger
  99  Press Release

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  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PAMECO CORPORATION

                                        /s/ Robert J. Davis
                                        ----------------------------------------
Date: July 26, 2000                     By: Robert J. Davis
                                        Title: Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

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
 Exhibit
 Number  Description of Exhibits
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
   2     Agreement and Plan of Merger
   99    Press Release

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